UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _________________________________
FORM 8-K
_________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
November 9, 2018 (November 7, 2018)
  _________________________________
NUANCE COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)
 _________________________________

Delaware	000-27038	94-3156479
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1 Wayside Road
Burlington, Massachusetts 01803
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s telephone number, including area code: (781) 565-5000
(Former name or former address, if changed since last report)
 _________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of
Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On November 7, 2018, the Board of Directors (the “Board”) of Nuance Communications, Inc. (the “Company”) appointed Arthur Giterman the Company’s principal accounting officer. Mr. Giterman, age 38, has been with the Company since 2009 and has held various corporate finance and accounting roles of increasing responsibility, including Senior Vice President of Accounting and Finance Operations, as well as Vice President and Controller of Accounting and Revenue Operations. Prior to joining the Company, Mr. Giterman held accounting and operation management roles at ART Technologies, Inc. and was a Manager in the Audit & Business Advisory Services group of PricewaterhouseCoopers LLP.

There are no arrangements or understandings between Mr. Giterman and any other persons pursuant to which he was selected as principal accounting officer. Mr. Giterman has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K and he has no family relationships with any of the directors or executive officers of the Company.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

(a) On November 7, 2018, following engagement with the Company's stockholders, the Board approved an amendment of the Company’s bylaws (as so amended and restated, the “Bylaws”) to provide that holders of at least 20% of the shares of the Company’s stock entitled to vote may request that the Chairman of the Board, the Chief Executive Officer, or the Secretary of the Company call a special meeting of stockholders, provided that such the stockholders making such request satisfy the requirements set forth in Article II, Section 5 of the Bylaws.

The foregoing description of the Bylaws is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is attached as Exhibit 3.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Nuance Communications, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUANCE COMMUNICATIONS, INC.

Date: November 9, 2018	By:	/s/ Wendy Cassity
Wendy Cassity Executive Vice President and Chief Legal Officer